                                                               EXHIBIT 10(j)(ix)

                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                January 30, 1997


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

      RE:   Eighth Amendment to Credit Agreement (the "Eighth Amendment")

Dear Marcie:

            We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

            The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

            The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                    AGREEMENT

      1.    Amendment of Credit Agreement

            The parties hereto do hereby modify and amend the Credit Agreement as follows:

            (a) Cover page is hereby amended by deleting in line 1 the number "$150,000,000" and inserting in lieu thereof the number "175,000,000".

            (b) Recital paragraph 1, page 1, is hereby amended by deleting in line 2 the number "$150,000,000" and inserting in lieu thereof the number "$175,000,000".

            (c) Upon the effectiveness of this Eighth Amendment and for periods subsequent to such effective date, SunTrust Bank, Central Florida, N.A. and The Bank of New York shall each be a Bank party to the Credit Agreement.

      2.    Amendment to Schedules.

            (a) Schedules. Schedule 1.01(B) [List of Banks, Commitments and Closing Fees] to the Agreement is hereby amended and restated in its entirety in the form of such Schedule attached hereto.

      3.    Conditions of Effectiveness.

      The effectiveness of this Eighth Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Eighth Amendment duly executed by the Borrowers, the Guarantors and the Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Eighth Amendment; (iii) the Agent's receipt of a Confirmation of Guaranty duly executed by the Guarantors in the form of Exhibit II attached hereto; (iv) an opinion of Peter D. Bewley, General Counsel of the Loan Parties reasonably satisfactory to the Agent regarding this Eighth Amendment; and (v) each Borrower shall have delivered to the Agent on behalf of each Bank a Note in the amount of each Bank's Commitment.

            This Eighth Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 3.

      4.    Consent of All Banks.

            Pursuant to Section 11.01(a) of the Credit Agreement, this Eighth Amendment shall require the written consent of all of the Banks, all of the Borrowers and all of the Guarantors.

      5.    Full Force and Effect.

            Except as expressly modified and amended by this Eighth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      6.    Costs, Expenses, Disbursements.

            The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Eighth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

      7.    Counterparts.

            This Eighth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      8.    Governing Law.

            This Eighth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                   [Signature Page 1 of 7 to Eighth Amendment]

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Eighth Amendment as of the day and year first above written.

                                   BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                   Schedule 6.01(c) of the Credit Agreement
                                   (which Schedule is attached hereto as Exhibit
                                    I) and each of the GUARANTORS listed on
                                   Schedule 6.01(c) of the Credit Agreement
                                   (which Schedule is attached hereto as Exhibit
                                   I), other than those listed below


By: /s/ Richard A. McDonald        By: /s/ Barry E. Smith
    -----------------------            ----------------------
        [Seal]                         Barry E. Smith  [Name],
                                       ----------------
                                   the Vice President
                                       ----------------[Title]
                                   of each Borrower and Guarantor listed on
                                   Schedule 6.01(c) of the Credit Agreement
                                   (which Schedule is attached hereto as Exhibit
                                   I), other than those listed below, which is a
                                   corporation and of each general partner of
                                   each Borrower and Guarantor which is a
                                   partnership

                                   Address for Notices for each of the
                                   foregoing Borrowers and Guarantors:

                                   1016 West Ninth Avenue
                                   King of Prussia, PA  19406

                                   Telecopier No. (610) 992-3328
                                   Attention:  Chief Financial Officer
                                   Telephone No.  (610) 992-7200

                   [Signature Page 2 of 7 to Eighth Amendment]

                              [INTENTIONALLY BLANK]

                   [Signature Page 3 of 7 to Eighth Amendment]


                                 AGENT:

                                   PNC BANK, NATIONAL ASSOCIATION, as Agent


                                   By:/s/ Marcie D. Knittel
                                      --------------------------------
                                   Title: Vice President

                                   Address for Notices:

                                   One PNC Plaza
                                   Fifth Avenue and Wood Street
                                   Pittsburgh, PA  15265

                                   Telecopier No. (412) 762-2784
                                   Attention: Regional Healthcare Group
                                   Telephone No.  (412) 762-8343


                                 BANKS:

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Marcie D. Knittel
                                      ------------------------------
                                   Title: Vice President

                                   Address for Notices:

                                   One PNC Plaza
                                   Fifth Avenue and Wood Street
                                   Pittsburgh, PA  15265

                                   Telecopier No. (412) 762-2784
                                   Attention: Regional Healthcare Group
                                   Telephone No.  (412) 762-8343

                   [Signature Page 4 of 7 to Eighth Amendment]

                                   CORESTATES BANK, N.A.

                                   By: /s/ Jennifer W. Leibowitz
                                      ------------------------------
                                   Name:  Jennifer W. Leibowitz
                                   Title: Vice President

                                   Address for Notices:

                                   1339 Chestnut Street
                                   P.O. Box 7618
                                   FC 1-8-3-22
                                   Philadelphia, PA 19101

                                   Telecopier No. (215) 786-7721
                                   Attention:  Jennifer W. Leibowitz
                                               Assistant Vice President
                                   Telephone No.  (215) 786-3972

                                   FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA

                                   By: /s/ Joseph H. Towell
                                      ------------------------------
                                   Name:  Joseph H. Towell
                                   Title: Sr. V.P.

                                   Address for Notices:

                                   One First Union Center
                                   301 S. Giles Street
                                   Charlotte, NC  28288-0735

                                   Telecopier No. (704) 374-4092
                                   Attention: James F. Young,
                                              Assistant Vice President
                                   Telephone No.  (704) 383-0507

                   [Signature Page 5 of 7 to Eighth Amendment]

                                   FLEET BANK OF MASSACHUSETTS, N.A.

                                   By: /s/ Amy E. Fredericks
                                       ----------------------------
                                   Name: Amy E. Fredericks
                                   Title: Vice President

                                   Address for Notices:

                                   Health Care and Non Profit Group
                                   Fleet Center MA BOF 04A
                                   75 State Street
                                   Boston, MA 02109-1810

                                   Telecopier No.  (617) 346-1646
                                   Attention:  Amy Fredericks
                                               Vice President
                                   Telephone No.   (617) 346-1629

                                   MELLON BANK, N.A.

                                   By: /s/ Carol Paige
                                       ----------------------------
                                   Name: Carol Paige
                                   Title: Vice President

                                   Address for Notices:

                                   Healthcare Banking
                                   Plymouth Meeting/Exec. Campus
                                   610 W. Germantown Pike
                                   Suite 200/AIM #19E-0246
                                   Plymouth Meeting, PA  19462

                                   Telecopier No. (610) 941-4136
                                   Attention:  Carol Paige
                                               Vice President
                                   Telephone No.  (610) 941-8409

                   [Signature Page 6 of 7 to Eighth Amendment]

                                   NATIONSBANK, N.A.


                                   By: /s/ Kevin Wagley
                                       -----------------------------
                                   Name: Kevin Wagley
                                   Title: Vice President

                                   Address for Notices:

                                   One NationsBank Plaza
                                   Fifth Floor
                                   Nashville, TN 37239-1697

                                   Telecopier No. (615) 749-4646
                                   Attention:  S. Walker Choppin
                                               Sr. Vice President
                                   Telephone No. (615) 749-3607


                                   THE BANK OF NEW YORK


                                   By: /s/ Peter H. Abdill
                                       -----------------------------
                                   Name: Peter H. Abdill
                                   Title: Vice President

                                   Address for Notices:

                                   Northeastern Division
                                   One Wall Street
                                   22nd Floor
                                   New York, NY 10286

                                   Telecopier No. (212) 635-6999
                                   Attention:  Peter Abdill
                                               Vice President
                                   Telephone No. (212) 635-6987

                   [Signature Page 7 of 7 to Eighth Amendment]

                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                   By: /s/ Harold Bitler
                                      -----------------------------
                                   Name:  Harold Bitler
                                   Title: First VP

                                   Address for Notices:

                                   Healthcare Banking Group
                                   0-1106, Tower 10
                                   200 South Orange Avenue
                                   Orlando, FL  32801

                                   Telecopier No. (407) 237-2491
                                   Attention:  Jeffrey R. Dickson
                                               First Vice President
                                   Telephone No. (407) 237-4541

STATE OF GEORGIA

COUNTY OF FULTON

            On the 29 day of January, 1997 personally appeared Harold Bitler, as the First Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Eighth Amendment dated as of January 30, 1997 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                                 /s/ Marian C.Maldonato
                                 --------------------------------------------
                                 Signature of Notary Public, State of Georgia
                                 Notary Public, Fulton County, Georgia
                                 My Commission Expires Sept. 10, 1999

                                 Marian C. Maldonato
                                 --------------------------------------------
                                 (Print, Type or Stamp Commissioned Name of
                                 Notary Public) Personally known   X    ;
                                                                --------
                                 OR Produced Identification
                                                             ----------------
                                 Type of identification produced:
                                                                 ------------

                                SCHEDULE 1.01(B)

                              COMMITMENTS OF BANKS

                                                                          Revolving
                                                    Participation          Credit
             Bank                                     Percentage          Commitment
             ----                                     ----------          ----------
PNC Bank, National Association                       22.857142858        $ 40,000,000

Mellon Bank, N.A.                                    15.714285714        $ 27,500,000

NationsBank, N.A.                                    14.285714286        $ 25,000,000

CoreStates Bank, N.A.                                11.428571429        $ 20,000,000

SunTrust                                             10.000000000        $ 17,500,000

Fleet Bank of Massachusetts, N.A.                     8.571428571        $ 15,000,000

First Union National Bank of North Carolina           8.571428571        $ 15,000,000

The Bank of New York                                  8.571428571        $ 15,000,000

                                     TOTAL          100.000000000%       $175,000,000
                                                    ==============       ============